UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2021

Motorsport Games Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39868	83-1463958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On February 19, 2021, Motorsport Games Inc., a Delaware corporation (the “Company”), entered into a binding term sheet (the “Binding Term Sheet”) with Black Delta Holdings PTY, Black Delta Trading Pty Ltd and Black Delta IP Pty Ltd (collectively, “Black Delta”).

Pursuant to the Binding Term Sheet, the Company and Black Delta intend that the Company will acquire from Black Delta all assets related to the KartKraft Game (the “Target Assets”). The purchase price for the Target Assets will be U.S. $1,000,000, (exclusive of Australian goods and services tax) payable in two installments, as follows: U.S. $750,000 at closing and U.S. $250,000 on the six-month anniversary of closing.

Pursuant to the Binding Term Sheet, the Target Assets will be purchased on a cash and debt free basis at the closing and free of any liens or other encumbrances. The parties intend to negotiate and enter into the definitive acquisition documents and close this transaction as soon as possible.

Pursuant to the Binding Term Sheet, Black Delta agreed to an “Exclusivity Period” with respect to the Target Assets. The Exclusivity Period will continue through the earlier of (i) such date that the definitive acquisition documents are executed and the acquisition of the Target Assets is closed or (ii) March 19, 2021. During such period, Black Delta agreed not to, directly or indirectly, solicit, initiate, or encourage the submission of, or respond to, any expression of interest, inquiry, proposal or offer from any person or entity relating to the acquisition of any material part of the Target Assets or the liquidation, recapitalization, reorganization, equity sale or any similar transaction involving the Target Assets.

The Company’s acquisition of the Target Assets is subject to negotiation of definitive documentation customary for a transaction of this nature, containing representations, warranties and covenants that are customary for transactions of this nature, as well as the satisfaction of various conditions required prior to closing as are customary for transactions of this nature, including, without limitation, the satisfaction of the Company, in its sole discretion, of a due diligence investigation into the Target Assets, limited to technical, intellectual property and legal due diligence, the approval of the acquisition by the Company’s board of directors and receipt of necessary government or third-party approvals.

The foregoing description of the Binding Term Sheet does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Binding Term Sheet, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Binding Term Sheet, dated February 19, 2021, between Motorsport Games Inc. and Black Delta Holdings PTY, Black Delta Trading Pty Ltd and Black Delta IP Pty Ltd

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained in this communication that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, whether to the Company will be able to negotiate and enter into the definitive agreements with respect to the acquisition of the Target Assets, whether all conditions precedent in such definitive agreements will be satisfied, whether the closing of such acquisition of the Target Assets will occur and whether the Company will achieve its goals. Additional examples of such risks and uncertainties include, but are not limited to (i) the Company’s ability (or inability) to maintain existing, and secure additional, licenses and contracts with the sports series; (ii) the Company’s ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iii) unanticipated operating costs, transaction costs and actual or contingent liabilities; (iv) the ability to attract and retain qualified employees and key personnel; (v) adverse effects of increased competition on the Company’s business; (vi) the risk that changes in consumer behavior could adversely affect the Company’s business; (vii) the Company’s ability to protect its intellectual property; and (viii) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent registration statement on Form S-1 and current reports on Form 8-K filed by the Company with the Securities and Exchange Commission. The Company anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. The Company assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing the Company’s plans and expectations as of any subsequent date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: February 19, 2021	By:	/s/ Dmitry Kozko
Dmitry Kozko
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Binding Term Sheet, dated February 19, 2021, between Motorsport Games Inc. and Black Delta Holdings PTY, Black Delta Trading Pty Ltd and Black Delta IP Pty Ltd

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